UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 23, 2002
                                                 -------------------------------


                      Gateway International Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                      000-26017                95-3819300
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation            File Number)             Identification No.)


      3840 East Eagle Drive, Anaheim, California              92807
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code            (714) 630-3118
                                                   -----------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     This current report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K previously filed with the Commission on November 7, 2002, relating to (i) the merger of GWIH Acquisition Corp., a wholly-owned subsidiary of Gateway International Holdings, Inc. (the "Registrant"), with Bechler Cams, Inc., and (ii) the merger of GWIH Acquistion Corp. II, a wholly-owned subsidiary of the Registrant, with Nelson Engineering, Inc., which Current Report was amended by the Current Report on Form 8-K/A (Amendment No. 1) filed with the Commission on November 26, 2002.

     The following documents are included as part of this report:

(a) Financial Statements of the Business Acquired.

     (i) The audited financial statements of Bechler Cams, Inc. as of March 31, 2002, and for the year then ended and unaudited financial statements as of September 30, 2002, and for the six month period then ended are hereby included as a part of this report as Exhibit 99.1; and

     (ii) The audited financial statements of Nelson Engineering, Inc. as of September 30, 2002, and for the year then ended are hereby included as part of this report as Exhibit 99.2.

(b) Pro Forma Financial Information. The unaudited pro forma combined financial statements of the Registrant are hereby included as part of this report as
Exhibit 99.3. The unaudited pro forma combined financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisitions been in effect for the period presented.

(c) Exhibits:

   Exhibit No.    Name of Exhibit
   -----------    -------------------------------------------------------------
   99.1           Audited Financial Statements of Bechler Cams, Inc.
   99.2           Audited Financial Statements of Nelson Engineering, Inc.
   99.3           Unaudited Pro Form Condensed  Combined Financial Statements of
                  Gateway International Holdings, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GATEWAY INTERNATIONAL HOLDINGS, INC.



Date: January 13, 2003                     By:    /s/ Lawrence A. Consalvi
                                              ---------------------------------
                                                  Lawrence A. Consalvi
                                                   Chief Executive Officer

                                  EXHIBIT INDEX


   Exhibit No.    Name of Exhibit
   -----------    -------------------------------------------------------------
   99.1*          Audited Financial Statements of Bechler Cams, Inc.
   99.2*          Audited Financial Statements of Nelson Engineering, Inc.
   99.3*          Unaudited Pro Form Condensed Consolidated Financial Statements
                  of Gateway International Holdings, Inc.



-----------------
* Filed herewith.